UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 19, 2011

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 25, 2011, Evercore Partners Inc. (“Evercore”) filed a Current Report on Form 8-K in connection with the August 19, 2011 closing of the acquisition of all of the outstanding partnership interests of The Lexicon Partnership LLP, a U.K. incorporated limited liability partnership (“Lexicon”), in accordance with the definitive sale and purchase agreement entered into on June 7, 2011 (the “Acquisition”). The description of the Acquisition is set forth in the August 25, 2011 Current Report on Form 8-K. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on August 25, 2011 to include the financial statements required below.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheet of Lexicon as at March 31, 2011 and 2010 and the audited consolidated profit and loss account, statement of recognised gains and losses and consolidated cash flow statement of Lexicon for the three years ended March 31, 2011 and related notes, including reconciliations to U.S. GAAP as at and for the years ended March 31, 2011 and 2010, are filed as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Evercore and Lexicon as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010 are filed as Exhibit 99.2 hereto.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

Exhibit 23.1	Consent of Independent Auditors

Exhibit 99.1	Audited consolidated balance sheet of Lexicon as at March 31, 2011 and 2010, and the audited consolidated profit and loss account, statement of recognsied gains and losses and consolidated cash flow statement of Lexicon for the three years ended March 31, 2011 and related notes, including reconciliations to U.S. GAAP as at and for the years ended March 31, 2011 and 2010

Exhibit 99.2	Unaudited pro forma condensed combined financial statements of Evercore and Lexicon as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE PARTNERS INC.

By:	/s/ ROBERT B. WALSH
Name:	Robert B. Walsh
Title:	Chief Financial Officer

Dated: November 4, 2011

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 23.1	Consent of Independent Auditors

Exhibit 99.1	Audited consolidated balance sheet of Lexicon as at March 31, 2011 and 2010, and the audited consolidated profit and loss account, statement of recognsied gains and losses and consolidated cash flow statement of Lexicon for the three years ended March 31, 2011 and related notes, including reconciliations to U.S. GAAP as at and for the years ended March 31, 2011 and 2010

Exhibit 99.2	Unaudited pro forma condensed combined financial statements of Evercore and Lexicon as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010